Pilgrim's Pride Corporation

Financial Results for
Fourth Quarter and Year Ended
December 30, 2012

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Relentless Pursuit of Operational Excellence

- Realized $300 million in efficiency improvements in 2011
- Realized $210 million in 2012
- 2013 goal of an additional $125 million

EMI Breast Trim



EMI Trade Volume Breast Trim 6-15%
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1/4/2008
4/4/2008
7/4/2008
10/4/2008
1/4/2009
4/4/2009
7/4/2009
10/4/2009
1/4/2010
4/4/2010
7/4/2010
10/4/2010
1/4/2011
4/4/2011
7/4/2011
10/4/2011
1/4/2012
4/4/2012
7/4/2012
10/4/2012
1/4/2013



EMI Price Breast Trim 6-15%
$125.00
$120.00
$115.00
$110.00
$105.00
$100.00
$95.00
$90.00
$85.00
$80.00
$75.00
1/4/2008
4/4/2008
7/4/2008
10/4/2008
1/4/2009
4/4/2009
7/4/2009
10/4/2009
1/4/2010
4/4/2010
7/4/2010
10/4/2010
1/4/2011
4/4/2011
7/4/2011
10/4/2011
1/4/2012
4/4/2012
7/4/2012
10/4/2012
1/4/2013

Source: EMI Analytics

Exports



Annual US Broiler Exports
Billion Pounds
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1.1 1.3 1.5 2.0 2.9 3.9 4.5 4.4 4.4 4.6 4.9 5.6 4.8 4.9 4.8 5.2 5.2 5.9 7.0 6.8 6.8 7.0 7.3 7.3
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 f 2013 f
Annual Exports
% Annual Production

- Most recent reported figures show 2012 exports were up 4%, setting a new record at 7.3 billion pounds.
- Exports are forecasted to set a new record at 7.3billion pounds in 2012.

Source: USDA-FAS

Pilgrim's

Chicken Production


Broiler Type Hatching Layers
Thousand Head
58,000
56,000
54,000
52,000
50,000
48,000
46,000
44,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
2012
5 Year Average


Egg Production Per 100 Layers
2,000
1,950
1,900
1,850
1,800
1,750
1,700
1,650
1,600
1,550
1,500
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
2012
5 Year Average

- Average hatching layers in December were 50.6 million birds, up .7% from 2011. Egg production decreased .6% year over year, offsetting the increase in hens.

Source: USDA-NASS

Chicken Production



19 State Weekly Eggs Set
Thousands
196,682
2012
2013
5 Year Avg



19 State Weekly Chicks Placed
Thousands
162,407
2012
2013
5 Year Avg

- Eggs set for the week ending February 9 were 196.7 million, up less than 1% from the same week in 2012.
- Chick placements were 162.4 million, virtually unchanged from the same week a year ago.

Source: USDA-NASS

Pilgrim's

Urner Barry Chicken Prices


GA Dock
$/Lb.
1.05
1.00
0.95
0.90
0.85
0.80
0.75
0.70
2012
2013
5 Year Average


UB MW Boneless, Skinless Breast
$/Lb.
1.70
1.60
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
2012
2013
5 Year Average


UB MW Leg Quarters
$/Lb.
0.55
0.50
0.45
0.40
0.35
0.30
0.25
2012
2013
5 Year Average


UB MW Wings
$/Lb.
2.10
1.90
1.70
1.50
1.30
1.10
0.90
0.70
0.50
2012
2013
5 Year Average

Source: Urner Barry

US Corn Production



US Corn Planted Acres
(Million Acres)
100
95
90
85
80
75
70
65
60
55
50
79.6
75.7
78.9
78.6
80.9
81.8
78.3
93.5
86.0
86.5
88.2
91.9
97.2
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012



US Corn Yield
(Bushels Per Acre)
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
136.9
138.2
129.3
142.2
160.3
147.9
149.1
150.7
153.9
164.4
152.8
147.2
123.4
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

- Record corn prices prompted farmers to expand plantings by 5 million acres to 97.2 in 2012. Normal weather would have pushed US corn production to record levels in 2012.
- Drought conditions across the majority of the corn growing regions have decreased the reported yield to the lowest level since 1995.

Source: USDA-WASDE

Fourth Quarter 2012 Financial Review

Main Indicators ($M)	4Q12	4Q11
Net Revenue	2,189.7	1,829.3
Gross (Loss) Profit	75.5	20.2
SG&A	45.6	48.7
Interest	26.0	28.5
Net Income	22.8	(85.4)
Net Income per Share	0.09	(0.40)
EBITDA (US GAAP) *	64.4	8.3
EBITDA Margin	2.9%	0.5%

* See Appendix for reconciliation of EBITDA to US GAAP Net Income

- Challenging quarter with a bright spot in Mexico
  - Flat/ lower prices of meat in US during the quarter as compared to Q3, despite a sharp increase in feed ingredient prices
  - Compared to Q4 2011, volumes increased due to an extra week included in the fourth quarter (53 week fiscal year)
  - Reduction of SG&A compared to same quarter last year, even with extra week
  - Net Income higher than anticipated due to a tax benefit of $29MM – EBT of $2.0M or 0.007c/ share
- EBITDA includes restructuring charges of $2.5MM in the quarter
- Feed Cost was $144MM higher than Q4 2011

Fourth Quarter 2012 – Net Debt

Debt ($MM)	2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012
Cash + restricted Cash	$49.5	$52.4	$53.9	$59.6	$68.2
Current Portion of LTD	$15.6	$15.6	$15.6	$15.6	$15.9
LTD	$1,458.0	$1,249.5	$1,214.6	$1,151.1	$1,148.8
Net Debt	$1,424.2	$1,212.7	$1,176.3	$1,107.2	$1,096.5



1,424
291
66
20
5
90
228
1,096
Cash Flow from Operations:
$200MM
Initial Debt
Operating FCF after Interest
inventories
AR and AP
Pension/ others
CAPEX
Sale of Assets/ Offering
Final Debt

- Net Debt reduced to $1.1B at the end of the Fiscal 2012
- Operating cash flows contributed to a $200.M reduction
  - Finished goods decreased while total inventory increased due to higher feed costs in live birds
- Sold of $29M in non-core assets over the course of the year, including the Table Egg Business

Liquidity

Sources of Liquidity	Facility Amount				Amount Outstanding				Amount Available			
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Cash and cash equivalents	-	-	-	-	-	-	-	-	47.6	49.2	55	68.2
Short-term investments in available-for-sale securities	-	-	-	-	-	-	-	-	0.7	0.5	-	-
Borrowing arrangements:												
Exit Credit Facility	700	700	700	700	192.6	161.5	101.8	103.6	439.2	476.2	573.6	529.9
ING Credit Facility	43.7	40.2	42.9	42.8	-	-	-	-	43.7	40.2	42.9	42.8

✓ Liquidity has reflected effective cash management throughout the course of the year.

Capital Expenditures



Fiscal 2011
179.3
64.0
39.2
18.7
14.1
136.0
2010 Total
Q1
Q2
Q3
Q4
2011 Total



Fiscal 2012
136.0
16.6
20.9
24.5
28.0
90.0
2011 Total
Q1
Q2
Q3
Q4
2012 Total

- 2011 Actual = $136 million
- 2012 Capital expenditure original estimate <= $120 million
- 2012 Actual = $90 million
- 2013 Estimate <= $120 million

Revenue Drivers



2004 Revenue Share by Part
Skin and Bone
Breast Meat
Tenders
Wings
Leg Quarters
2%
53%
13%
17%
15%



2012 Revenue Share by Part
Skin and Bone
Breast Meat
Tenders
Wings
Leg Quarters
2%
41%
10%
21%
26%

- Breast meat has declined by 12% in total share of WOG revenue since 2004. Tenders have dropped modestly during the same period.
- Wings and leg quarters have gained in relative value during the same period.

IR Contact

Investor Relations:	Rosemary Geelan
E-mail:	rosemary.geelan@pilgrims.com
Phone:	+1 (970) 506-8192
Address:	1770 Promontory Circle Greeley, CO 80634 USA
Website:	www.pilgrims.com

Appendix: EBITDA Reconciliation

NOTE: "EBITDA" is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US ("GAAP"), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

	Three Months Ended		Twelve Months Ended	
	December 30, 2012	December 25, 2011	December 30, 2012	December 25, 2011
	(In thousands)		(In thousands)	
Net income (loss) from continuing operations	$ 22,350	$ (85,063)	$ 174,042	$ (495,690)
Add:				
Income tax expense (benefit)	(20,325)	15,026	(20,980)	8,564
Interest expense, net	25,985	28,514	103,529	110,067
Depreciation and amortization	39,088	52,355	147,414	211,780
Minus:				
Amortization of capitalized loan costs	2,658	2,515	10,063	9,522
EBITDA	64,440	8,317	393,942	(174,801)
Add:				
Restructuring charges	2,528	14,589	8,449	30,634
Minus:				
Net income (loss) attributable to noncontrolling interests	(423)	292	(192)	1,082
Adjusted EBITDA	$ 67,391	$ 22,614	$ 402,583	$ (145,249)